Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of Physicians Remote Solutions Inc. (the “Company”), does hereby certify, to such officer’s knowledge, that the Annual Report on Form 10-KSB for the fiscal year ended November  30, 2006 of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 13, 2007		/s/ Christopher LaRose
	By	Christopher LaRose
Principal Executive Officer